SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 4, 2002

SUNTERRA CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	000-21193	95-4582157
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1781 Park Center Drive
Orlando, Florida 32835
“www.sunterra.com”
(Address of Principal Executive Offices)

407-532-1000
(Registrant’s telephone number, including area code)

Item 5.    Other Events and Regulation FD Disclosure.

See press release dated September 4, 2002 entitled “Sunterra Corporation Appoints Steven E West to be Chief Financial Officer and Announces Other Key Senior Appointments” attached hereto as Exhibit 99.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.	Description
99	Press Release dated September 4, 2002 entitled “Sunterra Corporation Appoints Steven E West to be Chief Financial Officer and Announces Other Key Senior Appointments”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNTERRA CORPORATION
(Registrant)

Date: September 4, 2002	By:	/s/ James F. Anderson
James F. Anderson
Vice President, Corporate Controller

EXHIBIT INDEX

Exhibit No.	Description
99	Press Release dated September 4, 2002 entitled “Sunterra Corporation Appoints Steven E West to be Chief Financial Officer and Announces Other Key Senior Appointments”